Exhibit 10.4

THIRD AMENDMENT TO
LIMITED PARTNERSHIP AGREEMENT OF
PARKWAY PROPERTIES OFFICE FUND II, L.P.
THIS THIRD AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF PARKWAY PROPERTIES OFFICE FUND II, L.P. (the “Partnership”), a Delaware limited partnership (“Amendment”) is made as of August 8, 2013 by and among, PPOF II, LLC, a Delaware limited liability company, as the sole general partner of the Partnership (the “General Partner”), Parkway Properties LP, a Delaware limited partnership (“PPLP”), and Teacher Retirement System of Texas, a public pension fund and public entity of the State of Texas (“TRST” and together with PPLP, the “Limited Partners”). The General Partner and the Limited Partners are hereinafter sometimes referred to collectively as the “Partners”.

WHEREAS, the Partners executed that certain Limited Partnership Agreement of Parkway Properties Office Fund, L.P., dated as of May 14, 2008, as amended by that certain First Amendment dated April 10, 2011 and that certain Second Amendment dated August 8, 2012 (collectively, the “Partnership Agreement”).

WHEREAS, the Partnership intends to acquire through an Investment Vehicle certain unimproved real property known as the Parcel H-1 located within the Hayden Ferry development in City of Tempe, Maricopa County, Arizona, and more fully described on Exhibit A attached hererto (“H-1 Parcel”), pursuant to the terms of that certain Agreement of Sale and Purchase dated as of April 30, 2013, as amended by that First Amendment to Agreement of Sale and Purchase dated as of July 25, 2013 (“H-1 Parcel Acquisition”)

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.Capitalized Terms. All capitalized terms used herein but not defined herein shall have the meaning given to such terms in the Partnership Agreement. The following capitalized terms shall have the following meanings:

2.Investment. The defined term “Investment”, “Investment Period” and “Investment Guidelines” shall be expanded solely for the purpose of authorizing the H-1 Parcel Acquisition.

3.H-1 Parcel Development. Following the H-1 Parcel Acquisition none of the General Partner, the Partnership or any of their Affiliates will take, or permit to be taken, any action to develop, pledge or otherwise encumber the H-1 Parcel in any manner without the unanimous written consent of all Partners.

4.Exhibit E. Exhibit E of the Partnership Agreement is hereby deleted and shall be replaced in its entirety with Exhibit E attached hereto.

5.Exhibit F. Exhibit F of the Partnership Agreement is hereby deleted and shall be replaced in its entirety with Exhibit F attached hereto.

6.No Other Amendments. In all other respects the Partnership Agreement shall remain in full force and effect as executed by the Partners. Except as expressly stated in this Amendment, all other terms and provisions of the Partnership Agreement shall apply to the B3 Parcel Investment.

In the event of a conflict in the terms and provisions of this Amendment and the Partnership Agreement, the terms and provisions of this Amendment shall govern.

7.Facsimile/PDF Signatures. In order to expedite the execution of this Amendment, telecopied or PDF signatures may be used in place of original signatures on this Amendment. Partners intend to be bound by the signatures on the telecopied or PDF document, are aware that the other party will rely on such signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

8.Counterparts. This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

Signatures to follow on next page

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

GENERAL PARTNER:
PPOF II, LLC, a Delaware limited liability company

By: /s/ David R. O’Reilly
Name: David R. O’Reilly
Title: EVP, Chief Financial Officer & Chief Investment Officer

By: /s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President and General Counsel

PARKWAY:
PARKWAY PROPERTIES LP, a Delaware limited partnership

By: Parkway Properties General Partners, Inc., a Delaware corporation, its sole general partner

By: /s/ David R. O’Reilly
Name: David R. O’Reilly
Title: EVP, Chief Financial Officer & Chief Investment Officer

By: /s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President and General Counsel

TRST:	TEACHER RETIREMENT SYSTEM OF TEXAS, a public pension fund and public entity of the State of Texas By: Eric L. Lang Name: Eric L. Lang Title: Managing Director

EXHIBIT A
LEGAL DESCRIPTION OF PARCEL H-1
A parcel of land situated in a portion of the Northwest quarter of Section 15, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:
COMMENCING at a 5/8 inch rebar found at the center of said Section 15, from which a brass cap located at the West quarter corner of said Section 15 bears South 89 degrees 03 minutes 17 seconds West (basis of bearing), a distance of 2,629.81 feet;
Thence North 00 degrees 11 minutes 29 seconds East, along the East line of said Northwest quarter, a distance of 863.51 feet to the South line of the Flood Control Maintenance Easement recorded in Book 365 of Maps, page 34, Maricopa County Records;
Thence continuing along said South line, North 80 degrees 25 minutes 33 seconds West a distance of 83.34 feet; Thence continuing along said South line, North 80 degrees 43 minutes 37 seconds West, a distance of 200.82 feet; Thence continuing along said South line, North 84 degrees 54 minutes 20 seconds West, a distance of 198.57 feet;
Thence continuing along said South line, North 89 degrees 13 minutes 38 seconds West a distance of 119.14 feet to the Northeast corner of the property described on the plat of EDGE WATER AT HAYDEN FERRY LAKESIDE, as recorded in Book 701 of Maps, page 37, Maricopa County, Records;
Thence South 01 degrees 16 minutes 33 seconds West, a distance of 219.96 feet to the Southeast corner of said EDGE WATER AT HAYDEN FERRY LAKESIDE, being the Point of Beginning;
Thence continuing South 01 degrees 16 minutes 33 seconds West, a distance of 165.53 feet to a point on the arc of a non-tangent curve concave to the South, a radial line of said curve through said point having a bearing of North 09 degrees 21 minutes 23 seconds West;
Thence Westerly along the arc of said curve, to the left, having a radius of 811.00 feet, with a chord of South 76 degrees 39 minutes 26 seconds West, 112.81 feet, and a central angle of 07 degrees 58 minutes 34 seconds, for an arc distance of 112.90 feet to a point on a non-tangent line, said point being the Southeast corner of the property described on the plat of HAYDEN FERRY LAKESIDE WEST, as recorded in Book 703 of Maps, page 2, Maricopa County, Records;
Thence North 17 degrees 20 minutes 12 seconds West, along the boundary of said HAYDEN FERRY LAKESIDE WEST, a distance of 22.00 feet to a point on the arc of a non-tangent curve concave to the South, a radial line of said curve through said point having a bearing of North 17 degrees 19 minutes 57 seconds West;
Thence Westerly along the boundary of said HAYDEN FERRY LAKESIDE WEST, along the arc of said curve, to the left, having a radius of 833.00 feet, with a chord of South 71 degrees 54 minutes 39 seconds West, 22.00 feet, and a central angle of 01 degrees 30 minutes 48 seconds for an arc distance of 22.00 feet to a non-tangent line;
Thence North 74 degrees 58 minutes 05 seconds West, along the boundary of said HAYDEN FERRY WEST, a distance of 25.87 feet to a point on the arc of a non-tangent curve concave to the Southwest, a radial line of said curve through said point having a bearing of North 72 degrees 35 minutes 31 seconds East;

Thence Northwesterly along the boundary of said HAYDEN FERRY LAKESIDE WEST, along the arc of said curve, to the left, having a radius of 270.86 feet, with a chord of North 26 degrees 32 minutes 42 seconds West, 86.02 feet, and a central angle of 18 degrees 16 minutes 26 seconds for an arc distance of 86.39 feet to a point on the arc of a non-tangent curve concave to the East, a radial line of said curve through said point having a bearing of South 56 degrees 22 minutes 29 seconds West; Thence Northerly along the boundary of said HAYDEN FERRY LAKESIDE WEST, along the arc of said curve, to the right, having a radius of 134.02 feet, with a chord of North 21 degrees 05 minutes 56 seconds West, 58.13 feet, and a central angle of 25 degrees 03 minutes 10 seconds for an arc distance of 58.60 feet to a non-tangent line;
Thence North 83 degrees 00 minutes 20 seconds East, along the boundary of said HAYDEN FERRY LAKESIDE WEST, a distance of 7.56 feet;
Thence North 07 degrees 04 minutes 07 seconds West, along the boundary of said HAYDEN FERRY LAKESIDE WEST, a distance of 48.00 feet to the common corner of said HAYDEN FERRY LAKESIDE WEST and said EDGE WATER AT HAYDEN FERRY LAKESIDE;

Thence South 87 degrees 46 minutes 11 seconds East, along the South line of said EDGE WATER AT HAYDEN FERRY LAKESIDE, a distance of 91.47 feet;
Thence South 87 degrees 35 minutes 54 seconds East, along the South line of said EDGE WATER AT HAYDEN FERRY LAKESIDE, a distance of 132.39 feet to the Point of Beginning;
ALSO KNOWN AS:
Parcel H-1, of FINAL PLAT OF HAYDEN FERRY LAKESIDE EAST, according to Book 780 of Maps, Page 50 and Notice of Correction recorded in Document No. 2006-87924, records of Maricopa County, Arizona.

EXHIBIT E
TRS Persons
8/6/2013

Board of Trustees (Terms Expire August 31, 20xx)
R. David Kelly, Chairman (2017)	Robert P. Gauntt (2011)*	Philip Mullins (2011)*
Linus D. Wright (2011)*	Charlotte Renee Masters Clifton (2013)	Joe Colonnetta (2013)
Eric C. McDonald (2013)	Todd Barth (2015)	Christopher Moss (2015)
Nanette Sissney (2015)	T. Karen Charleston (2017)	Anita Palmer Smith (2017)
*Recently exited trustees.

Executive, Legal, Investment and Selected Staff
Albert, Mark	Collins, Cynthia	Hoffman, Katy	Merrill, Rebecca	Speer, Wayne
Albright, Jerry	Connelly, Shannon	Hogan, Marissa	Michels, Jamie	Stanley, Don
Albright, Thomas	Cosgrove, Patrick	Hook, Jon	Miller, T.A.	Stewart, Cherie
Alexandra, Cristina	Cox, David	Howard, Wm. Clarke	Moore, Scott	Talbert, Matthew
Aston, Jeremy	Courtney, Kendall	Hydak, Janis	Morgan, Amy	Tannehill, Joe
Auby, Jase	Cronin, Andrew	Jones, Betsey	Morgan, Kirsten	Telschow, Mark
Auth, Phillip	Cuclis, Kay	Jones, Tim	Morris, Jared	Thawley, Brad
Balachandran, Mohan	Daumerie, Jean-Benoit	Jordan, Bob	Nesuda, Maribel	Ting, Daniel
Ballard, Don	de Onís, Carolina	Junell, Dan	Newhall, Kelly	Toalson, Sharon
Barker, Pat	Deike, Sharon	Kleihege, Melissa	Nield, James	Van Ackeren, K J
Barrett, Amy	DeMichele, John	Klekman, Jonathan	Paolini, Anthony	Veal, David
Baum, Ashley	DeStefano, David	Krumnow, Terri	Pan, Christopher	Villalta, Courtney
Baumhover, Brian	Duran, Juan	Kurian, Roy	Peot, Stacey	Vogeli, Angela
Bell, Sylvia	Ellis, Carol	Lambert, Steven	Peterson, Steven	Vorce, Kristi
Bernstein, Stuart	Espinosa, Anna	Lang, Eric	Pia, Michael	Wade, Susan
Birdwell, Grant	Forssell, Barbara	Larson, Monica	Pope, Demetrius	Walker, Grant
Bounds, Ronnie	Freeman, Karoline	Lau, Lynn	Ramsower, Scott	Watkins, John
Bozzelli, Bernie	~~Fu, Jingshan~~	Lazorik, Michael	Randall, Neil	Wei, Timothy
Bray, Janet	Gealy, Susanne	Lee, Carol	Rangel, Hugo	Welch, Ken
Brock, Vaughn	Gilbert, Brad	Leith, Scot	Reid, Marshall	Wenzel, Jennifer
Cammack, Tom	Green, Don	Letcher, Sean	Ritter, John	West, Dale
Campbell, Richard	Gola, LeAnn	Lincoln, Kevin	Rochette, Craig	White, Susan K.
Cantu, Patricia	Gold, Dennis	Linn, Ralph	Rogers, Curt	Willmann, Ross
Carnes, Tina Marie	Gold, Solomon	Llano, Jaime	Ruiz, Babette	Wilson, Steven
Carter, Donald Lee	Gunnia, Dharam	Llano, Lourdes	Sakoulas, Stacy	Woodard, Barbara
Cassens, Mark	Guthrie, Brian	Lopez, Denise	Salazar, Marina	Woods Wiley, Marianne
Chai, Chi	Halstead, Matt	MacDonell, Allen	Scoggins, Corina	Wu, Jackson
Chang, Mary	Hall, Rich	Marsh, Gracie	Silapachai, Komson	Young, Vicki
Clark, Rachel	Harris, Britt	McCullough, Craig	Simpson, Jared	Zavaleta-Castillo, Irma
	Hinkhouse, Joel	McGuire, Shayne	Smith, Rebecca	Zinn, Nathan

TRS Persons Continued
8/6/2013

Investment Contractors
Anderson, Lisa	Fields, Alana	Holman, Blake	Mathews, Ebi	~~Steinwedell, Patty~~
Becker, Roxy	Granger, Ryan	Kerr, Mary K	Rosi, Robin	Stewart, Mike
Croix, Nicholas	Gonsoulin, Scott	Leake, Jonathan	Rawls, Mike	Waclawsky, Paul
Curby-Lucier, Patrick	Gonzales, Nonique	Leitter, Mark	Schmidt, Kyle	Ware, Carter
Dunn, Courtney	Hansard, Carolyn	Macias, Melissa	Sewell, Scott	Wen, Sibei
Edwards, Jeff	Harding, Malorie	Mardin, Hasim	Simmons, Mike	Zerda, Patrick
Ferguson, Debbie

Investment Consultants and Advisors
Firm or Individual’s Name	Function
Hewitt EnnisKnupp (Steve Cummings, Steve Voss, Brady O’Connell, Nancy Williams)	Pension Plan (investment consultant to board)
Hamilton Lane Associates LLC (Paul Yett, Erik Hirsch)	Pension Plan (investment consultant for private equity)
Albourne America LLC (David Harmston, John Claisse)	Pension Plan (investment consultant for hedge funds)
Leading Edge Investment Advisors LLC (Clayton Jue)	Pension Plan (investment consultant for emerging managers)
BlackRock Investment Management LLC (Arslan Mian, Steve Kelly)	Pension Plan (investment consultant for private equity co-investments)
The Townsend Group, Inc. (Kevin Lynch, Rob Kochis)	Pension Plan (investment consultant - real estate)
Keith Brown, Ph.D.	Investment consultant to board

Investment Counsel
Firm Name	Lawyers
Fulbright & Jaworski LLP	D. Forrest Brumbaugh, Ed Rhyne
Jackson Walker, L.L.P.	Chuck Campbell, Rich Cardillo, Scott Cheskiewicz, Brandon Janes, David Parrish, Sara Stinnett, Phil Svahn, Elise Green, Nicole Brennig, Andrew Solomon, Daniel Clemons
KattenMuchinRosenman LLP	Cathleen A. Booth, Bruce E. Kosub, Lance A. Zinman, Krassimira Zourkova,
Purrington Moody Weil LLP	Seth L. Bloom, David Z. Moss, Michael Rodriguez, Tess K. Weil
Seyfarth Shaw LLP	Bob Bodansky, Shirley Curffman, Greg Sale, Elaine Tippitt, Hannah Widlus

EXHIBIT F
LIST OF PRIMARY EXECUTIVE OFFICERS OF PARKWAY AND PARKWAY PROPERTIES, INC.

James R. Heistand	President and Chief Executive Officer
David R. O’Reilly	Executive Vice President
M. Jayson Lipsey	Executive Vice President
Jeremy Dorsett	Executive Vice President
Henry F. Pratt III	Executive Vice President